UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

August 27, 2009

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800

Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement

Amendment No. 3 to First Amended and Restated Limited Partnership Agreement

Pursuant to the First Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners L.P. (the “Partnership”) (as amended, the “Partnership Agreement”), the limited partners of the Partnership holding common units representing limited partner interests (the “Limited Partners”) have the right to nominate and vote in the election of the Directors to the Board of Directors of the General Partner. For any nominations for Directors by a Limited Partner, the Limited Partner must give timely notice thereof in writing to the General Partner. The notice must contain certain information as described in the Partnership Agreement.

The Partnership is currently involved in litigation with Quicksilver Resources Inc. (“Quicksilver”) relating, in part, to an amendment to the Partnership Agreement, the interpretation of the Partnership Agreement and the voting rights in that agreement. As part of its lawsuit, Quicksilver requested a hearing for a temporary injunction seeking to stop the election, among other things. This hearing was originally scheduled in April 2009, but was subsequently taken off the Court’s calendar and the parties agreed with the Court to reschedule a hearing for a permanent injunction on this issue in late September of 2009. The Partnership had agreed to schedule the Director election on November 30, 2009 with nominations for the two Director seats to be made during September 2009. Due to ongoing discovery issues, however, the hearing has been postponed from September of 2009 to a currently undetermined future date. Therefore, the dates for the Director nominations and the annual meeting for the election of Directors have been postponed and will be determined at a later time.

On August 27, 2009, the Board of Directors of the General Partner adopted Amendment No. 3 to the Partnership Agreement, which amends the time period in which the Limited Partners may provide notice of nominations of persons for election to the Board of Directors. Pursuant to Amendment No. 3 to the Partnership Agreement, in connection with the annual meeting, the General Partner will determine the time period in which a Limited Partner’s notice of nominations will be considered timely and will give the Limited Partners notice of such time period at least 10 days prior to its commencement.

The description of Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of the Partnership does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.03	Amendment to Articles of Incorporation or Bylaws

Amendment No. 3 to First Amended and Restated Limited Partnership Agreement

The General Partner entered into Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of the Partnership effective August 27, 2009. The description of Amendment No. 3 to the Amended and Restated Agreement of Limited Partnership of the Partnership is incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

A copy of Amendment No. 3 to the First Amended and Restated Partnership Agreement is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure.

On August 31, 2009, the Partnership issued a press release announcing an update to the Quicksilver litigation, a related amendment to the First Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, and postponement of its annual meeting. A copy of the press release is furnished and attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
3.1	Amendment No. 3 to the First Amended and Restated Limited Partnership Agreement.
99.1	Press Release of BreitBurn Energy Partners L.P. dated August 31, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 1, 2009	BREITBURN ENERGY PARTNERS L.P. By: BreitBurn GP, LLC, its General Partner

	By:	/S/ HALBERT S. WASHBURN
Name: Halbert S. Washburn Title: Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 3 to the First Amended and Restated Limited Partnership Agreement.
99.1	Press Release of BreitBurn Energy Partners L.P. dated August 31, 2009.